NASDAQ: MBRX | moleculin.com

MOLECULIN

















March 2024
Investor Presentation

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. Additionally, our ongoing need for financing, fueling our clinical trial and product development initiatives, securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin, such as MB-106 & MB-107, are preliminary and subject to change until a final Clinical Study Report is published.

MOLECULIN

Core Management Belief...

Anthracyclines represent the most important first line treatments for AML and Advanced STS.

Annamycin allows, for the first time ever, a clear majority of patients to benefit from these treatments.

Our Team

Management Team

Walter V. Klemp
Founder, President, CEO and Chairman

Donald Picker, PhD
Chief Scientific Officer

Jonathan P. Foster
Executive VP & Chief Financial Officer

Dr. John Paul Waymack
Senior Chief Medical Officer

Sandra Silberman, MD, PhD
Chief Medical Officer – New Products

Wolfram C. M. Dempke, MD, PhD, MBA
European Chief Medical Officer

Robert Shepard, MD, FACP
Medical Advisor

Board of Directors

Walter V. Klemp
Founder, President, CEO and Chairman

Michael D. Cannon
Director

Elizabeth Cermak
Director

John Climaco
Director

Robert E. George
Director

Joy Yan, MD, PhD
Director

MOLECULIN

We Are Advancing

A **growing pipeline** of clinical programs **to treat** highly resistant **cancers and viruses**.

Annamycin
Lead program, next-generation non-cardiotoxic anthracycline with notable signs of efficacy in AML and STS

Pipeline Expansion
Opportunities for additional high-value oncology indications

Global Expert Network & Strategic Partnerships
Preeminent global collaborators across preclinical and clinical programs

Efficient Capital Structure
Capital to fund operations into the fourth quarter of 2024, leveraging externally funded trials

Priority Drug Candidate Development Pipeline

PROGRAM	INDICATION	PRECLINICAL / PHASE 1 / PHASE 2	
Annamycin	Acute Myeloid Leukemia	Internally Funded "5+3" Phase 1B/2	Orphan Drug Designation in AML & STS Fast Track Status in AML & STS Potential for additional indications Unique, patent-pending liposomal formulation for Annamycin
	Soft Tissue Sarcoma Lung Metastases	Two Trials – Monthly and Weekly Dosing P1B/2	
WP1066	Pediatric Brain Tumors, Including DPIG		Builds upon two Phase 1 brain tumor studies (one adult and one pediatric)
WP1122	GBM, Other Tumors		RP2D set. In discussions with academic institutions for Phase 2 development

MOLECULIN

The Annamycin Opportunity in AML

Annamycin in combination with Cytarabine (AnnAraC) has potential to fill unmet need in AML; **60%** CRc (**50%** CR) in 2nd line patients reported in latest Phase 1B/2 study

AnnAraC expected to more than double 2nd line AML CRs

All 82 Annamycin subjects (in multiple studies) continue to show no signs of cardiotoxicity during study; Lower toxicity profile than traditional intensive therapy

Annamycin is advancing towards pivotal AML study in 2024 with expectation of securing accelerated approval pathway

Phase 2B/3 Ready

Relatively small (n=100-150), quick (12-18 months) clinical trial

Seeking SPA to reduce regulatory approval risk

Strong Data

Outperforming every asset approved in AML

Should win approval at less than our current performance

High Value Asset

Last transaction (2021) was $2 billion for a lesser asset in same space

Strong IP with patent pending through 2040+, in addition to ODD & FTD

Annamycin Attributes

Non-Cardiotoxic

100% lack of cardiotoxicity as validated by independent expert (63 subjects reviewed to date)

Patients treated up to 3,000 mg/m2 (lifetime max for dox = 550 mg/m2)

Enables repeated cycles and consolidation

Avoids cross resistance with existing anthracyclines, Ara-C and Venetoclax in preclinical models

More potent than dox in most tumor models

Significantly lower incidence (10%) of alopecia vs dox (60-100%)

No vesicant activity (safter to handle and administer)

NCE with orphan drug and fast track status

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject tochange; 3) Refer to Form 10K for FYE 2023 for discussion on latest subject with an increase in troponins and our Expert's opinion.

Approved Therapies are Successful for <40% of the ~20,000 Annual Newly Diagnosed AML Patients



Fit?
50%
+
50%
7+3
(or other)
+36%
Ven-Aza
(or other)
+37%
32%
31%
18%
19%
Targeted
+13%
BMT/
Remission
+80%
4%
4%
BMT/
Remission
+80%
58%
8%
@
+80%
Unmet
Need
14%
7%
15%
Positive Outcome

	Daunorubicin (+ Ara-C)	Venetoclax (+ Azacitidine)	Targeted Therapy
Regimen	7+3	Ven-Aza	Gene-Targeted
Sub-population	Fit Patients (50%)	Unfit Elderly (50%)	55%-65% Eligible
Durable CR%	36%	37%	~21%
All AML benefit[1]	14%	15%	7%
Critical characteristics	Cardiotox	Still leaves significant unmet need	Limited to certain gene mutations

Notes: 1.Management estimates and shown as if Annamycin becomes approved for AML; 2. % of AML population sustaining durable positive outcome via BMT or remission; 3. Allowance made for other therapies where appropriate in the percentages shown

MOLECULIN

Competitive Landscape – CR/CRi Approval Rates[1]


70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Gilteritinib (Xospata) (FLT3)
Esasidenib2 (Idhifa) (IDH2)
Ivosidenib2 (Tibsovo) (IDH1)
Olutasidenib2 (Rezlidhia) (IDH1)
Gemtuzumab2 (Mylotarg) (CD33)
AnnAraC3 (Anna+AraC) (1st to 7th line n=18)
AnnAraC3 (Anna+AraC) (2nd Line n=10)
CR4 CRi4
Low Bar for Approval

MOLECULIN

>50% of AML Patients Are Ineligible for Approved Targeted Therapies


IDH1
8%
IDH2
12%
FLT3
28%
Ineligible
53%

AnnAraC Treats All-Comers in 2nd Line

MOLECULIN

AnnAraC Should Increase 2nd Line (2L) AML CRs 2-Fold or More[1]



~13% of 2L AML patients expected to achieve CR
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
5.8%
2.3%
1.7%
2.4%
1.3%
50.0%
Gilteritinib (Xsopata) (FLT3)
Esasidenib (Idhifa)2 (IDH2)
Ivosidenib (Tibsovo) (IDH1)4
Olutasidenib (Rezlidhia) (IDH1)4
Gemtuzumab (Mylotarg)2 (CD33)
AnnAraC (Anna+AraC)3 (2nd Line)
CR5
Prevalence Weighted Benefit6 (CR rate x Eligibility)

MOLECULIN

The Full Annamycin Opportunity

Potential for Significant Upside



13,500
STS Lung Metastases
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
Clinical Validation Potentially Unlocks Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung
Management estimates

*Per management's estimates

Advancing Annamycin in AML

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m²	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• N = 6 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• N = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m² (RPD2) cohort = 65 years • 60% CR/CRi in 240mg/m² Cohort (N=5) • Trial location - Poland	• N = up to 27 (20 recruited to date) • 39% CRc (ITT), 60% CRc (2nd Line) • Prior therapies range 0-6 • Median age = 69 • Trial location – Poland & Italy
Key Findings		
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m² cohort	• Positive correlation between response rate and dose	• "5+3" therapy • Durability: up to 12 months and increasing • Early evidence of efficacy in patients with previous therapy failures
Regulatory Significance		
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CRi = BMA <5%. MB-106 data is preliminary and subject to change. "ITT" = Intent to treat.

MOLECULIN

MB-106 Proving Potential Efficacy in AML

Study	Study MB-106 Combination Therapy– Phase 1B/2 All Lines (1-7)	Study MB-106Combination Therapy– Phase 1B/2 1st Line	Study MB-106Combination Therapy– Phase 1B/2 As 2nd Line Only
Therapy	Ara-C + Annamycin "5+3"	Ara-C + Annamycin"5+3"	Ara-C + Annamycin"5+3"
Subjects Evaluable To Date	18	2	10
Subjects Evaluable Not Dosed Per Protocol	2	0	1
Median Prior Therapies	1	0	1
Median Age - Years (Range)	69 (19-78)	49 (19-69)	71 (53 - 78)
Complete Response (CR) Rate	33%	50%	50%
Complete Response Composite (CRc) Rate	39%	50%	60%
Partial Responses (PRs)	2	0	1
CRc Relapsed To Date	1	0	1
BMT To Date	1	0	1
Durability of CR	Developing	Developing	Developing

Notes: 1) Data from MB-106 is for intent to treat subjects; 2) Data from MB-106 is preliminary and subject to change; 3) Durability is developing; and 3) The 19th subject, being treated as a 3rd line therapy, had two BMAs tested where they have been inconclusive, and we are awaiting further testing. This subject will move the CRc in the "MB-106 Phase 1B/2 All Lines" column to either 42% or 37% (n=19).

MOLECULIN

Significant Patient Experiences in MB-106 Annamycin + Ara-C

Age (Yrs) Relapsed or Refractory	78 - Relapsed	64 - Refractory	70 – Relapsed	72- Relapsed	64 – Relapsed	53 - Refractory	69 – 1st Line
Prior Therapy (Cycles)	2 Arm Study (7 mos) Ven/Aza (17)	Ven/Aza (3)	Kladrybine/Cytarabine (2) Cytarabine (11)	Kladrybine/LD AraC (7)	Ven/Aza (2)	7+3+Kladrybine (1) / Aza (4)	None
Best Response in MB-106	CR	CR	CR	CR	CRi	CR	CR
Durability - Developing	~12 mos (climbing)	~8 mos (Successful BMT 4 mos after single course)	~4 mos (relapsed)	~4 mos (developing)	~3 mos (death pneumonia)	2 mos (developing)	2 mos (developing)
Date 1st Treated/ Annamycin Cycles*	Feb 2023 / 3	Jun 2023 / 1	Sep 2023 / 2	Oct 2023 / 2	Nov 2023 / 1	Dec 2023 / 2	Nov 2023 / 1

*Cycles = 5+3 therapy; Data is preliminary and subject to change

Annamycin Has Demonstrated Substantially Greater Cardiac Safety Compared to Approved Anthracyclines

Current Anthracyclines



Risk of Cardiac Event
mg/m²
850
600
550
450
100%
8.3%
65%
3.8%
FDA Limit
Risk of Heart Failure

Annamycin

Zero Cardiotoxicity



O
OH
O
CH2OH
OH
O
OH
O
HO
O
CH3
OH
I

- Wider therapeutic window
- Avoids multidrug resistance
- Better tissue/organ targeting

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III, Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject tochange; 3) Refer to Form 10K for FYE 2023 for discussion on latest subject with an increase in troponins and our Expert's opinion.

Annamycin Demonstrates Efficacy in STS Lung Metastases (MB-107)

Demonstrated Stable Disease After Two Treatment Cycles

All Subjects in Phase 1B



Median
390
390
390
390
390
390
330
330
330
270
270
270
210
210
210
mg/m²
0
2
4
6
8
10
12
14
16
18
• Median PFS 2.6
• Median OS is 11+
• Median OS is 13 excl. w/d subject
PFS
OS
Months

Demonstrated Improvement with Dose ≤ 330 mg/m² and Fewer Prior Therapies

Preliminary MB-107 Summary as of Jan 8, 2024

Progression Free Survival Months (mos)	All Subjects	Phase 1B All Subjects	Phase 2 All Subjects	All Subjects Treated at ≤330 mg/m²	All Subjects with 2 or Fewer Prior Therapies (≤ 2PT)	All Subjects ≤ 330 mg/m² & ≤ 2PT
1 mos or >	100%	100%	100%	100%	**100%**	**100%**
2 mos or >	56%	67%	53%	61%	**83%**	**78%**
3 mos or >	25%	27%	24%	30%	**42%**	**56%**
4 mos or >	16%	13%	18%	22%	**25%**	**33%**
5 mos or >	9%	7%	12%	13%	**8%**	**11%**
6 mos or >	6%	0%	12%	9%	**8%**	**11%**
n =	32	15	17	17	**12**	**9**
Median mos	2.3	2.6	2.0	2.1	**2.7**	**3.1**
Median Prior Therapies (Range)	3 (1-11)	3 (1-9)	3 (1-11)	3 (1-11)	2 (1-2)	**2 (1-2)**
Median O/S mos	Developing	11.3	Developing	Developing	Developing	Developing

Overall survival (OS); Phase 2 subjects interim at this time, as majority of subjects continue survival (N/A)

MOLECULIN

Global Network

- All technology licensed from MD Anderson Cancer Center (MDACC)
- Supports continuing preclinical research on our technology at MDACC close to $1M per year
- Supports preclinical research at UTMB
- Past & current externally funded trials – MD Anderson Cancer Center; Emory University, Aflac Cancer & Blood Disorders Center, Children's Healthcare of Atlanta; Madame Curie Institute (Poland), and others in discussion

MOLECULIN

Cash to Fund Operations into the Fourth Quarter of 2024[1]

Nasdaq: MBRX

- ~$23.6M Cash Balance[2]
- ~$22.5M Market Cap[3]
- ~2.2M Shares Outstanding[4]
- ~55K 3-Month Avg. Weekly Volume[3]

Notes: 1: Based on Management's current expectations and planned increase in development activities 2: As of December 31, 2023; 3: 3: As of March 11, 2024 on a reverse split basis; 4: Common stock outstanding as of March 14, 2024

Upcoming Milestones

PROGRAM	MILESTONE	ESTIMATED TIME OF ACHIEVEMENT
Annamycin AML	Complete MB-106 clinical trial	1H 2024
	Present topline data from MB-106 clinical trial	1H 2024
	End of Phase 2 (EOP2) Meeting	1H 2024
	Report outcome of MB-106 End of Phase 2 Meeting	2H 2024
	Initiate pivotal program	2H 2024 into 1H 2025
Annamycin STS Lung Metastases	Final MB-107 data readout	Q2 2024
	Identify next Phase of Development / Pivotal Program	1H 2024
	Initiate first line study	Q3 2024

MOLECULIN

Core Management Belief…

Anthracyclines are among the most important treatments for AML and Advanced STS.

Annamycin allows, for the first time ever, a clear majority of patients to benefit from these treatments.